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                                                                    EXHIBIT 10.6

                            ADAMS LABORATORIES, INC.

                          1999 LONG-TERM INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT AND PURPOSE

      1.1 ESTABLISHMENT. ADAMS LABORATORIES, INC., a Texas corporation, hereby establishes the ADAMS LABORATORIES, INC. 1999 LONG-TERM INCENTIVE PLAN, as set forth in this document.

      1.2 PURPOSE. The purposes of the Plan are to attract able persons to enter the employ of the Company, to encourage Employees to remain in the employ of the Company and to provide motivation to Employees to put forth maximum efforts toward the continued growth, profitability and success of the Company, by providing incentives to such persons through the ownership and performance of the Common Stock of AdamsLabs. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become directors, consultants and independent contractors of the Company and to perform other services beneficial to the Company and to provide such individuals with incentive and reward opportunities. Toward these objectives, Awards may be granted under the Plan to Employees and Consultants on the terms and subject to the conditions set forth in the Plan.

      1.3 EFFECTIVENESS. The Plan shall become effective as of July 21, 1999, the date of its adoption by the Board, provided it is duly approved by the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the shareholders of AdamsLabs duly held in accordance with applicable law within twelve months after the date of adoption of the Plan by the Board. If the Plan is not so approved, the Plan shall terminate and any Award granted hereunder shall be null and void.

ARTICLE 2. DEFINITIONS

      2.1 ADAMSLABS. "AdamsLabs" means ADAMS LABORATORIES, INC., a Texas corporation, and any successor thereto.

      2.2 AFFILIATE. "Affiliate" means a "parent corporation" or a "subsidiary corporation" of AdamsLabs, as those terms are defined in Section 424(e) and (f) of the Code.

      2.3 AWARD. "Award" means any Option or Restricted Stock granted under the Plan to a Participant.

      2.4 AWARD AGREEMENT. "Award Agreement" means a written agreement between AdamsLabs and a Participant that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award.

      2.5   BOARD. "Board" means the Board of Directors of AdamsLabs.

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      2.6   CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

      2.7 COMMON STOCK. "Common Stock" means the Common Stock, $0.01 par value per share, of AdamsLabs, or any stock or other securities of AdamsLabs hereafter issued or issuable in substitution or exchange for the Common Stock.

      2.8   COMPANY. "Company" means AdamsLabs and its Affiliates.

      2.9 CONSULTANT. "Consultant" means (i) an individual duly elected or chosen as a director of AdamsLabs who is not also an Employee or (ii) any other individual who performs services for and is treated by AdamsLabs or an Affiliate as an independent contractor for employment tax purposes.

      2.10 EFFECTIVE DATE. "Effective Date" means the date an Award is determined to be effective by the Board upon the grant of such Award.

      2.11 EMPLOYEE. "Employee" means any person treated as an employee by AdamsLabs or an Affiliate. "Employee" shall not include a Consultant.

      2.12 FAIR MARKET VALUE. "Fair Market Value" means the fair market value of the Common Stock as determined by the Board in good faith.

      2.13 INCENTIVE STOCK OPTION. "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422(b) of the Code.

      2.14 NONQUALIFIED STOCK OPTION. "Nonqualified Stock Option" means an Option that is not intended to meet the requirements of Section 422(b) of the Code.

      2.15 OPTION. "Option" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

      2.16 PARTICIPANT. "Participant" means any Employee or Consultant to whom an Award has been granted under the Plan.

      2.17 PLAN. "Plan" means this ADAMS LABORATORIES, INC. 1999 LONG-TERM INCENTIVE PLAN.

      2.18 RESTRICTED STOCK. "Restricted Stock" means an Award of shares of Common Stock granted to a Participant pursuant to, and with such restrictions as are imposed under, Article 8. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

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      2.19  RETIREMENT. "Retirement" means the termination of an Employee's employment with AdamsLabs or an Affiliate on or after the Employee's attainment of age 65 and completion of at least 15 years of employment with AdamsLabs or an Affiliate.

ARTICLE 3. PLAN ADMINISTRATION

      3.1 RESPONSIBILITY OF ADMINISTRATOR. The Plan shall be administered by the Board. The Board may delegate responsibility for administration of the Plan to a committee appointed by and serving at the pleasure of the Board, under such terms and conditions as the Board shall determine; provided, however, that one member of any such committee shall be appointed by and serve at the pleasure of S.Z. Investments, L.L.C. The Board shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Board shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Board shall have the exclusive right to: (i) interpret the Plan and the Award Agreements executed hereunder; (ii) determine eligibility for participation in the Plan; (iii) decide all questions concerning eligibility for, and the amount of, Awards payable under the Plan; (iv) construe any ambiguous provision of the Plan or any Award Agreement; (v) prescribe the form of the Award Agreements embodying Awards granted under the Plan; (vi) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (vii) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper; (viii) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper; (ix) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (x) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xi) grant Awards in replacement of Awards previously granted under the Plan or any other employee benefit plan of the Company; and (xii) take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

      3.2 DISCRETIONARY AUTHORITY. The Board shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. The decisions of the Board and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including Participants and their respective estates, beneficiaries and legal representatives.

      3.3 LIABILITY; INDEMNIFICATION. No member of the Board nor any person to whom authority has been properly delegated, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Board (or delegatee of the Board) shall be fully indemnified and protected by AdamsLabs with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law.

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ARTICLE 4. ELIGIBILITY

      All Employees and Consultants are eligible to participate in the Plan. The Board shall select, from time to time, Participants from those Employees and Consultants, who, in the opinion of the Board, can further the Plan's purposes. In making this selection, the Board may give consideration to the functions and responsibilities of the Participant, his or her past, present and potential contributions to the growth and success of the Company and such other factors deemed relevant by the Board. Once a Participant is so selected, the Board shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and/or limitations applicable to the Award, in addition to those set forth in the Plan and the administrative rules and regulations, if any, established by the Board.

ARTICLE 5. FORM OF AWARDS

      Awards may, at the Board's sole discretion, be granted under the Plan in the form of Options pursuant to Article 7, Restricted Stock pursuant to Article 8, or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Board may, in its sole judgment, subject any Award to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. Awards under a particular Article of the Plan need not be uniform, and Awards under two or more Articles of the Plan may be combined into a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

ARTICLE 6. SHARES SUBJECT TO THE PLAN

      6.1 AVAILABLE SHARES. The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall not exceed 700,000, subject to adjustment as provided in Sections 6.2 and 6.3. Shares of Common Stock issued pursuant to the Plan may be shares of original issuance or treasury shares or a combination of the foregoing, as the Board, in its discretion, shall from time to time determine.

      6.2   ADJUSTMENTS FOR RECAPITALIZATIONS AND REORGANIZATIONS.

            (a) The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, AdamsLabs shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by AdamsLabs, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the exercise price per share

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      shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the exercise price per share shall be proportionately increased.

            (b) If AdamsLabs recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Participant shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

            (c) In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, separations (including a spin-off or other distribution of stock or property), exchanges or other relevant changes in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 6.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to adjustment by the Board at its discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock.

            (d) In the event of any changes in the outstanding Common Stock provided for in this Section 6.2, the aggregate number of shares available for grant of Awards under the Plan may be equitably adjusted by the Board, whose determination shall be conclusive. Any adjustment provided for in this Section 6.2 shall be subject to any required stockholder action.

      6.3 ADJUSTMENTS FOR AWARDS. The Board shall have full discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Board under this Section 6.3, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan unless otherwise determined by the Board in its discretion; provided, however, that any exercise of discretion by the Board with respect to the rules set forth below that is not consistent with the rule as set forth below shall not be given effect without the consent of a member of the Board designated by S.Z. Investments, L.L.C. for such purpose:

            (a) OPTIONS AND RESTRICTED STOCK. The grant of Options and Restricted Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such Award.

            (b) TERMINATION. If any Award referred to in paragraph (a) above is canceled or forfeited, or terminates, expires or lapses for any reason, the shares then subject to such Award shall again be available for grant of Awards under the Plan.

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            (c)   PAYMENT OF EXERCISE PRICE AND WITHHOLDING TAXES. If previously acquired shares of Common Stock are used to pay the exercise price of an Award, or shares of Common Stock that would be acquired upon exercise of an Award are withheld to pay the exercise price of such Award, the number of shares available for grant of Awards under the Plan other than Incentive Stock Options shall be increased by the number of shares delivered or withheld as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Common Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan other than Incentive Stock Options shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.

ARTICLE 7. OPTIONS

      7.1 GENERAL. Awards may be granted to Employees and Consultants in the form of Options. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that (i) no Incentive Stock Options shall be granted later than 10 years from the date of adoption of the Plan by the Board and (ii) only Employees shall be eligible to receive Incentive Stock Options.

      7.2 TERMS AND CONDITIONS OF OPTIONS. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Board; provided, however, that except as provided in Article 9 of this Plan, no Option shall be exercisable sooner than one year from the Effective Date of the Option and the Option shall first become exercisable with respect to no more than 20% of the number of shares covered by the Option on the date which is one year from the Effective Date of the Option with no more than an additional 20% first becoming exercisable on each subsequent anniversary thereof until such Option is exercisable in full. Notwithstanding the preceding sentence, the Board may grant an Option that is exercisable in full immediately upon grant provided that the shares purchased upon exercise of any such Option shall be Restricted Stock, the Restriction Period for which shall begin on the Effective Date of the Option and, except as provided in Article 9 of this Plan, shall end no sooner than (i) one year with respect to 20% of the shares covered by the Option, (ii) two years with respect to an additional 20% of the shares covered by the Option,
(iii) three years with respect to an additional 20% of the shares covered by the Option, (iv) four years with respect to an additional 20% of the shares covered by the Option, and (v) five years with respect to the remainder of shares covered by the Option. The preceding provisions to the contrary notwithstanding, solely for purposes of determining the percentage of shares exercisable pursuant to an Option and the Restriction Period with respect to Restricted Stock purchased upon exercise of an Option, the Effective Date of an Option granted to an Employee in substitution for the cancellation of all phantom share units previously granted to such Employee under a phantom stock plan of AdamsLabs in effect prior to the date of adoption of this Plan shall be the original effective date of the grant of such phantom share units. Any Restricted Stock purchased pursuant to the

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exercise of an Option as provided in the preceding provisions of this Section shall be subject to the terms of Article 8 of this Plan and such other provisions of this Plan that are applicable to Restricted Stock, and the Award Agreement for such Option shall provide that in the event of the Participant's termination of employment or termination of services as a Consultant during the Restriction Period for any reason, all shares with respect to which the Restriction Period has not ended shall be forfeited to AdamsLabs and AdamsLabs shall pay to the Participant an amount equal to the lesser of the price paid by the Participant upon exercise of the shares so forfeited or the Fair Market Value of the shares on the date of forfeiture; provided, however, that for this purpose, the "price paid by the Participant upon exercise" of a Nonqualified Stock Option that is exercised solely by means of the withholding of shares which otherwise would be acquired on exercise shall be zero. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Board, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Effective Date of the Option's grant. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Board; provided, however, that, unless otherwise designated by the Board, no Options shall be exercisable later than 10 years from the Effective Date of the Option's grant.

      7.3 RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422(b) of the Code. Accordingly, to the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of AdamsLabs and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of AdamsLabs or an Affiliate, within the meaning of Section 422(b)(6) of the Code, unless (i) on the Effective Date of grant of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Effective Date of the Option's grant.

      7.4 ADDITIONAL TERMS AND CONDITIONS. The Board may subject any Award of an Option to such other terms, conditions, restrictions and/or limitations as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

      7.5 EXERCISE OF OPTIONS. Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to AdamsLabs, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

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      Upon exercise of an Option, the exercise price of the Option shall be payable to AdamsLabs in full either: (i) in cash or an equivalent acceptable to the Board or (ii) in the discretion of the Board and in accordance with any applicable administrative guidelines established by the Board, by (a) tendering previously acquired nonforfeitable, unrestricted shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price (including an actual or deemed multiple series of exchanges of such shares), (b) with respect to Nonqualified Stock Options only, withholding shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total exercise price or (c) a combination of the forms of payment specified in clauses (i), (ii)(a) or (ii)(b) above.

      In addition, the Board, in its sole and absolute discretion, may approve the extension of a loan to an optionee who is an Employee to assist the optionee in paying the exercise price of an Option; provided, however, that no such loan shall be for an amount greater than the excess of the (i) the exercise price of the shares of Common Stock issuable upon exercise of the Option over (ii) the par value of such shares of Common Stock. Any such loan will be made on such terms and conditions as the Board shall deem to be appropriate.

      In addition, any grant of a Nonqualified Stock Option under the Plan may provide that payment of the exercise price of the Nonqualified Stock Option may also be made in whole or in part in the form of shares of Restricted Stock or other shares of Common Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board at the time of grant of such Nonqualified Stock Option, whenever the exercise price of such Nonqualified Stock Option is paid in whole or in part by means of the form of consideration specified in the immediately preceding sentence, the shares of Common Stock received by the Participant upon the exercise of such Option shall be subject to the same risk of forfeiture and restrictions on transfer as those that applied to the consideration surrendered by the Participant. However, the risk of forfeiture and restrictions on transfer shall apply only to the same number of shares of Common Stock received by the Participant upon exercise as applied to the forfeitable or restricted Common Stock surrendered by the Participant in payment of the exercise price.

      As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, AdamsLabs shall deliver to the Participant, in the Participant's name, a stock certificate or certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option.

      7.6 TERMINATION OF SERVICE. Each Award Agreement embodying the Award of an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or service with the Company. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment or service. Subject to Sections 7.2 and 7.3 and Article 9, in the event that an Employee's Award Agreement embodying the Award of an Option does not set forth such

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termination provisions, the following termination provisions shall apply with respect to such Award:

            (a) RETIREMENT, DEATH OR DISABILITY. If the employment of a Participant shall terminate by reason of Retirement, death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), outstanding Options held by the Participant may be exercised, to the extent then vested, no more than one year from the date of such termination of employment, unless the Options, by their terms, expire earlier.

            (b) INVOLUNTARY TERMINATION. If the employment of a Participant is involuntarily terminated by the Company for any reason (other than for cause as described in paragraph (d) below), outstanding Options held by the Participant may be exercised, to the extent then vested, no more than three months from the date of such termination of employment, unless the Options, by their terms, expire earlier.

            (c) VOLUNTARY TERMINATION. If the employment of a Participant terminates due to the Participant's voluntary resignation for any reason (other than the reasons set forth in paragraph (a) above), outstanding Options held by the Participant may be exercised, to the extent then vested, no more than thirty days from the date of such termination of employment, unless the Options, by their terms, expire earlier.

            (d)   TERMINATION FOR CAUSE. Notwithstanding paragraphs (a), (b) and
      (c) above, if the employment of a Participant shall be terminated for cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options. For this purpose, termination for "cause" shall mean termination by reason of such Participant's fraud, dishonesty or performance of other acts detrimental to the Company, as determined by the Board in good faith.

      7.7 MAXIMUM OPTION GRANTS. Notwithstanding any provision contained in the Plan to the contrary, the maximum number of shares of Common Stock for which Options may be granted under the Plan to any one Employee during a calendar year is 100,000.

ARTICLE 8. RESTRICTED STOCK

      8.1 GENERAL. Awards may be granted to Employees and Consultants in the form of Restricted Stock. Restricted Stock shall be awarded in such numbers and at such times as the Board shall determine.

      8.2 RESTRICTION PERIOD. At the time an Award of Restricted Stock is granted, the Board shall establish a period of time (the "Restriction Period") applicable to such Restricted Stock; provided, however, that except as provided in Article 9 of this Plan, the Restriction Period with respect to any Award of Restricted Stock shall be at least (i) one year with respect to 20% of the shares awarded, (ii) two years with respect to an additional 20% of the shares awarded, (iii)

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three years with respect to an additional 20% of the shares awarded, (iv) four years with respect to an additional 20% of the shares awarded and (v) five years with respect to the remainder of shares awarded. Subject to the preceding sentence, each Award of Restricted Stock may have a different Restriction Period, in the discretion of the Board. The Restriction Period applicable to a particular Award of Restricted Stock shall not be changed except as permitted by
Section 6.2, Section 8.3 or Article 9.

      8.3 OTHER TERMS AND CONDITIONS. Restricted Stock awarded to a Participant under the Plan shall be represented by a stock certificate registered in the name of the Participant or, at the option of AdamsLabs, in the name of a nominee of AdamsLabs. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restriction Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) the Participant shall not be entitled to possession of the stock certificate representing the Restricted Stock until the Restriction Period shall have expired, (ii) AdamsLabs shall retain custody of the Restricted Stock during the Restriction Period, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Board pursuant to the Award of the Restricted Stock shall cause a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Board may, in its sole discretion, prescribe additional terms, conditions, restrictions and/or limitations applicable to the Restricted Stock, including, but not limited to, rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to expiration of the Restriction Period.

      8.4 PAYMENT FOR RESTRICTED STOCK. A Participant shall not be required to make any payment for Restricted Stock awarded to the Participant, except to the extent otherwise required by the Board or by applicable law.

      8.5 MISCELLANEOUS. Nothing in this Article 8 shall prohibit the exchange of shares of Restricted Stock issued under the Plan pursuant to a plan of reorganization for stock or securities of AdamsLabs or another corporation a party to the reorganization, but the stock or securities so received for shares of Restricted Stock shall, except as provided in Section 6.2 or Article 9, become subject to the restrictions applicable to the Award of such Restricted Stock. Any shares of stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to the Award of such Restricted Stock.

ARTICLE 9. CORPORATE TRANSACTION

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      Notwithstanding anything contained in the Plan to the contrary, in the event of a Corporate Transaction (as defined below), unless otherwise provided in the related Award Agreement: (i) each Option then outstanding shall become exercisable in full; (ii) all restrictions (other than restrictions imposed by law) and conditions of all Restricted Stock then outstanding shall be deemed satisfied; and (iii) AdamsLabs shall have the right, but shall not be obligated, to cancel any and all Options outstanding at the time of such Corporate Transaction by payment for each share of Common Stock that may be purchased pursuant to the Option at the time of the cancellation of an amount in cash equal to the excess, if any, of the Fair Market Value of the Common Stock as determined by the Board based upon the consideration being paid for a share of Common Stock in the Corporate Transaction, over the purchase price set forth in the Option.

      A "Corporate Transaction" shall include any of the following transactions with respect to which AdamsLabs is a party:

            (a) a merger or consolidation in which AdamsLabs is not the surviving entity, except for (i) a transaction the principal purpose of which is to change the state of AdamsLabs's incorporation, or (ii) a transaction in which AdamsLabs's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in AdamsLabs) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

            (b) the sale, transfer or other disposition of all or substantially all of the assets of AdamsLabs unless AdamsLabs's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in AdamsLabs) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

            (c) any reverse merger in which AdamsLabs is the surviving entity but in which AdamsLabs's shareholders immediately prior to such merger do not hold (by virtue of their shares in AdamsLabs held immediately prior to such transaction) securities of AdamsLabs representing more than fifty percent (50%) of the total voting power of AdamsLabs immediately after such transaction.

Notwithstanding the foregoing, a "Corporate Transaction" shall not include a transaction or series of transactions involving an internal reorganization of AdamsLabs pursuant to which certain assets of AdamsLabs are transferred, leased or otherwise contributed to entities which are directly or indirectly wholly owned by AdamsLabs.

ARTICLE 10. AMENDMENT AND TERMINATION

      The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the stockholders of AdamsLabs if such amendment or modification
(i) increases the maximum number of shares subject to the Plan or (ii) changes the designation or class of persons eligible to receive Awards under the Plan. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant holding such Award.

      The Board may amend the terms of any outstanding Award granted pursuant to this Plan, but any amendment that would adversely affect the Participant's rights under an outstanding Award shall not be made without the written consent of the Participant. The Board may, with a Participant's written consent, cancel any outstanding Award or accept any outstanding Award in exchange for a new Award.

ARTICLE 11. MISCELLANEOUS

      11.1 AWARD AGREEMENTS. After the Board grants an Award under the Plan to a Participant, AdamsLabs and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and/or limitations applicable to the Award and such other matters as the Board may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

      11.2 ADDITIONAL CONDITIONS. Notwithstanding anything in the Plan to the contrary: (i) AdamsLabs may, if it shall determine it necessary or desirable for any reason, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to AdamsLabs a written representation of present intention to acquire the Award or such shares of Common Stock for his or her own account for investment and not for distribution; and (ii) if at any time AdamsLabs further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Award or shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or market or under any federal or state securities or blue sky laws, or that the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of, or in connection with, the grant of any Award, the issuance of shares of Common Stock pursuant thereto or the removal of any restrictions imposed on such shares, such Award shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to AdamsLabs.

      11.3 LEGEND ON STOCK CERTIFICATES. Each certificate representing shares of Common Stock issued pursuant to an Award shall bear a legend in substantially the following form:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE TERMS OF THE 1999 LONG-TERM INCENTIVE PLAN OF ADAMS LABORATORIES, INC. ("ADAMSLABS") AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE ENCUMBERED OR DISPOSED OF EXCEPT AS SET FORTH IN THE TERMS OF AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND ADAMSLABS. A COPY OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ADAMSLABS.

      11.4 RESTRICTIONS ON TRANSFER. The Common Stock acquired pursuant to any and all Awards shall be subject to a right of first refusal in favor of AdamsLabs, its successors and designees, and such other restrictions and agreements regarding sale, assignment, encumbrances or other transfer as the Board shall deem advisable and shall set forth in the Award Agreement. In addition, AdamsLabs shall have the right to repurchase the shares of Common Stock acquired pursuant to any and all Awards at any time on or after an Employee's termination of employment for any reason or the termination of services of a Consultant. The price to be paid by AdamsLabs, its successors or designees for the repurchase of Common Stock acquired pursuant to an Award shall be the Fair Market Value of the Common Stock; provided, however, that in the event of a repurchase of Common Stock with respect to a Participant following such Participant's termination of employment for cause as described in Section 7.3(d), the price to be paid by AdamsLabs, its successors or designees for the repurchase of Common Stock acquired pursuant to an Award shall be the lesser of the Fair Market Value of the Common Stock or the price paid for the shares, if any. The preceding provisions of this Section 11.4 to the contrary notwithstanding, unless otherwise provided in the related Award Agreement, the rights of AdamsLabs, its successors and designees to a right of first refusal for or right to repurchase Common Stock pursuant to this Section or an Award Agreement and such other restrictions and agreements regarding sale, assignment, encumbrances or other transfer of Common Stock as may be set forth in an Award Agreement, shall terminate upon the closing of the first underwritten public offering of the common stock of AdamsLabs that is pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the offer and sale of any common stock to the public for AdamsLabs' account; provided, however, that nothing in this Section is intended to or shall shorten the Restriction Period with respect to Restricted Stock or accelerate the exercisability or vesting of any Award prior to time provided for such exercise or vesting pursuant to the terms of this Plan and the related Award Agreement.

      11.5 NONASSIGNABILITY. No Award granted under the Plan may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Further, no such Award shall be subject to execution, attachment or similar process. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative.

      11.6 WITHHOLDING TAXES. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards under the Plan. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having a Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.

      11.7 NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, and no payment or other adjustment shall be made in respect of any such fractional share.

      11.8 NOTICES. All notices required or permitted to be given or made under the Plan or any Award Agreement shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service or (iv) sent by telecopy or facsimile transmission, answer back requested, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective
(i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. AdamsLabs or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his or her address as set forth in the records of the Company or (ii) to AdamsLabs at the principal executive offices of AdamsLabs clearly marked "Attention: LTIP Administration".

      11.9 BINDING EFFECT. The obligations of AdamsLabs under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of AdamsLabs, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of AdamsLabs. The terms and conditions of the Plan shall be binding upon each Participant and his or her heirs, legatees, distributees and legal representatives.

      11.10 SEVERABILITY. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

      11.11 NO RESTRICTION OF CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent AdamsLabs or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by AdamsLabs or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against AdamsLabs or any Affiliate as a result of such action.

      11.12 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas, except as superseded by applicable federal law.

      11.13 NO RIGHT, TITLE OR INTEREST IN COMPANY ASSETS. No Participant shall have any rights as a stockholder of AdamsLabs as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

      11.14 RISK OF PARTICIPATION. Nothing contained in the Plan shall be construed either as a guarantee by AdamsLabs or its Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by AdamsLabs or its Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

      11.15 NO GUARANTEE OF TAX CONSEQUENCES. No person connected with the Plan in any capacity, including, but not limited to, AdamsLabs and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including, but not limited to, Federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

      11.16 OTHER BENEFITS. No Award granted under the Plan shall be considered compensation for purposes of computing benefits or contributions under any retirement plan of AdamsLabs or any Affiliate, nor affect any benefits or compensation under any other benefit or compensation plan of AdamsLabs or any Affiliate now or subsequently in effect.

      11.17 CONTINUED EMPLOYMENT. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ of the Company, or interfere in any way with the rights of the Company to terminate his or her employment at any time, with or without cause.

      11.18 NO MODIFICATION OF OTHER AGREEMENTS. Notwithstanding anything to the contrary contained herein, the approval of this Plan by the Board and by AdamsLabs' shareholders shall not be construed as an amendment, modification or waiver by any such shareholder (or by any person or entity who has designated any such approving Board member to serve in such capacity) of or under any provision of any other agreement or instrument, including, without limitation, any stock purchase agreement or shareholders agreement.

      11.19 MISCELLANEOUS. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

      IN WITNESS WHEREOF, this Plan has been executed as of this 16th day of September, 1999 to be effective as of July 21, 1999.

                                    ADAMS LABORATORIES, INC.

                                    By /s/ John Q. Adams, Jr.
                                       ____________________________________
                                       Title: President

                             AMENDMENT NO. 1 TO THE

                            ADAMS LABORATORIES, INC.
                         1999 LONG-TERM INCENTIVE PLAN


     Pursuant to the provisions of Article 10 thereof, the Adams Laboratories, Inc. 1999 Long-Term Incentive Plan (the "Plan") is hereby amended in the following respects only:

     FIRST: Section 7.2 of the Plan is hereby amended by restatement in its entirety to read as follows:


          7.2 TERMS AND CONDITIONS OF OPTIONS. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Board; provided, however, that except as provided in Article 9 of this Plan, no Option granted to an Employee shall be exercisable sooner than one year from the Effective Date of the Option and the Option shall first become exercisable with respect to no more than 20% of the number of shares covered by the Option on the date which is one year from the Effective Date of the Option with no more than an additional 20% first becoming exercisable on each subsequent anniversary thereof until such Option is exercisable in full. Notwithstanding the preceding sentence, the Board may grant an Option to an Employee that is exercisable in full immediately upon grant provided that the shares purchased upon exercise of any such Option shall be Restricted Stock, the Restriction Period for which shall begin on the Effective Date of the Option and, except as provided in Article 9 of this Plan, shall end no sooner than (i) one year with respect to 20% of the shares covered by the Option, (ii) two years with respect to an additional 20% of the shares covered by the Option, (iii) three years with respect to an additional 20% of the shares covered by the Option, (iv) four years with respect to an additional 20% of the shares covered by the Option, and (v) five years with respect to the remainder of shares covered by the Option. The preceding provisions to the contrary notwithstanding, solely for purposes of determining the percentage of shares exercisable pursuant to an Option and Restriction Period with respect to Restricted Stock purchased upon exercise of an Option, the Effective Date of an Option granted to an Employee in substitution for the cancellation of all phantom share units previously granted to such Employee under a phantom stock plan of AdamsLabs in effect prior to the date of adoption of this Plan shall be the original effective date of the grant of such phantom share units. Any Restricted Stock purchased pursuant to the exercise of an Option as provided in the preceding provisions of this Section shall be subject to the terms of
     Article 8 of this Plan and such other provisions of this Plan that are applicable to Restricted Stock, and the Award Agreement for such Option shall provide that in the event of the Participant's termination of employment during the Restriction Period for any reason, all shares with respect to which the Restriction Period has not ended shall be forfeited to AdamsLabs and AdamsLabs shall pay to the Participant an amount equal to the lesser of the price paid by the Participant upon exercise of the shares so forfeited or the Fair Market Value of the shares on the date of forfeiture; provided, however, that for this purpose, the "price paid by the Participant upon exercise" of a Nonqualified Stock Option that is exercised solely by means of the withholding of shares which otherwise would be acquired on exercise shall be zero. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Board, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Effective Date of the Option's grant. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Board; provided, however, that, unless otherwise designated by the Board, no Options shall be exercisable later than 10 years from the Effective Date of the Option's grant.

     SECOND:   Section 8.2 of the Plan is hereby amended by restatement in its entirety to read as follows:

          8.2 RESTRICTION PERIOD. At the time an Award of Restricted stock is granted, the Board shall establish a period of time (the "Restriction Period") applicable to such Restricted Stock; provided, however, that except as provided in Article 9 of this Plan, the Restriction Period with respect to any Award of Restricted Stock made to an Employee shall be at least (i) one year with respect to 20% of the shares awarded, (ii) two years with respect to an additional 20% of the shares awarded, (iii) three years with respect to an additional 20% of the shares awarded, (iv) four years with respect to an additional 20% of the shares awarded and (v) five years with respect to the remainder of shares awarded Subject to the preceding sentence, each Award of Restricted Stock may have a different Restriction Period, in the discretion of the Board. The Restriction Period applicable to a particular Award of Restricted Stock shall not be changed except as permitted by Section 6.2, Section 8.3 or Article 9.

     IN WITNESS WHEREOF, this Amendment has been executed this 19th day of November, 1999 to be effective as of the date of the Plan's original adoption.

                                        ADAMS LABORATORIES, INC.


                                        By /s/ John Q. Adams, Sr.
                                           -----------------------------------
                                           Title: CEO

                             AMENDMENT NO. 2 TO THE
                            ADAMS LABORATORIES, INC.
                          1999 LONG-TERM INCENTIVE PLAN

      Pursuant to the provisions of Article 10 thereof, the Adams Laboratories, Inc. 1999 Long-Term Incentive Plan (the "Plan") is hereby amended in the following respects only:

      FIRST: Section 6.1 of the Plan is hereby amended by replacing "700,000" with "8,177,018".

      SECOND: Section 7.2 of the Plan is hereby amended by restatement in its entirety to read as follows:


            7.2 TERMS AND CONDITIONS OF OPTIONS. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Board in its discretion.


      THIRD: Section 7.7 of the Plan is hereby amended by deleting such section in its entirety and inserting in lieu thereof the word "Reserved".

      FOURTH: Section 11.1 of the Plan is hereby amended by replacing the last sentence of such Section in its entirety with the following:

      Unless the Award Agreement provides otherwise, in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

      FIFTH: Section 11.11 of the Plan is hereby amended by inserting the phrase "Except as otherwise provided in Article 10 hereof," at the beginning of the first sentence of such Section.

      Except as amended by this Amendment No. 2, the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                               ADAMS LABORATORIES, INC.

                                               By: /s/ David Becker
                                                  ____________________________
                                               Name: David Becker
                                                    __________________________
                                               Title: Chief Financial Officer
                                                     _________________________

                             AMENDMENT NO. 3 TO THE
                            ADAMS LABORATORIES, INC.
                          1999 LONG-TERM INCENTIVE PLAN

      Pursuant to the provisions of Article 10 thereof, the Adams Laboratories, Inc. 1999 Long-Term Incentive Plan (the "Plan") is hereby amended by replacing "8,177,018" with "8,994,720" in Section 6.1 of the Plan.

      Except as amended by this Amendment No. 3, the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                             ADAMS LABORATORIES, INC.

                                             By: /s/ Walter E. Riehemann
                                                ____________________________
                                             Name: Walter E. Riehemann
                                                   _________________________
                                             Title: Vice President &
                                                  __________________________
                                                  General Counsel
                                                  __________________________

                             AMENDMENT NO. 4 TO THE
                            ADAMS LABORATORIES, INC.
                          1999 LONG-TERM INCENTIVE PLAN

      Pursuant to the provisions of Article 10 thereof, the Adams Laboratories, Inc. 1999 Long-Term Incentive Plan (the "Plan") is hereby amended by replacing "8,994,720" with "9,300,000" in Section 6.1 of the Plan, effective as of April 1, 2004.

      Except as amended by this Amendment No. 4, the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                         ADAMS LABORATORIES, INC.

                                         By: /s/ David Becker
                                             ____________________________
                                         Name: David P. Becker
                                         Title: Chief Financial Officer

                             AMENDMENT NO. 5 TO THE
                            ADAMS LABORATORIES, INC.
                          1999 LONG-TERM INCENTIVE PLAN

      Pursuant to the provisions of Article 10 thereof, the Adams Laboratories, Inc. 1999 Long-Term Incentive Plan (the "Plan") is hereby amended by replacing "9,300,000" with "11,500,000" in Section 6.1 of the Plan, effective as of October 20, 2004.

      Except as amended by this Amendment No. 5, the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                           ADAMS LABORATORIES, INC.

                                           By: /s/ David Becker
                                              ____________________________
                                           Name: David P. Becker
                                           Title: Chief Financial Officer